                                                                    Exhibit 10.5

                              THE COMMERCE TOWER

                                  OFFICE LEASE

                                 by and between

                             TOSEI SHOJI CO., LTD.,

                              a Japan corporation

                                      and

                              CHEAP TICKETS, INC.,

                              a Hawaii corporation

                               THE COMMERCE TOWER
                                  OFFICE LEASE

          THIS LEASE made this 2nd day of July, 1995, by and between TOSEI SHOJI CO., LTD., a Japan corporation, whose principal place of business and post office address in the State of Hawaii is at 1440 Kapiolani Boulevard, Suite 1000, Honolulu, Hawaii 96814 (the "Landlord"), and CHEAP TICKETS, INC., a Hawaii corporation, whose principal place of business and post office address is at
_____________________________________________________________________________
______________________________________(the "Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          That Landlord, in consideration of the rent herein reserved and of the covenants herein contained and on the part of Tenant to be observed and performed and upon and subject to the terms and conditions hereinafter set forth, does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, that certain office space (the "Premises") located in the building known as The Commerce Tower (the "Building") located at 1440 Kapiolani Boulevard, Honolulu, Hawaii. The Building shall include such other structures as may now exist on the land on which the Building is located and the common areas, improvements and facilities thereon or which may in the future be constructed thereon (the "Property").

          I.  Specific Conditions of the Lease.
              --------------------------------

          The following subparagraphs constitute all of the specific conditions of this Lease as referred to elsewhere in this Lease:

          (A) Suite No. 800, consisting of approximately ten thousand one hundred fifty-eight (10,158) rentable square feet of floor area on the eighth floor as indicated on the floor plan attached hereto as Exhibit "A" and made a part hereof for all purposes.

          (B) (1) Tenant's Pro Rata Share of Operating Expenses (hereinafter defined), subject to modification as provided in paragraph 9 of Section III of this Lease: Eight and two thousand three hundred eighty-two ten thousandths percent (8.2382%).

               (2) Tenant's Proportionate Share of Common Office Expenses (hereinafter defined) of the Building, subject to modification as provided in paragraph 9 of Section III of this Lease: Eight and nine thousand nine hundred seventy-three ten-thousandths percent (8.9973%).

          (C) The term of this Lease shall be five (5) years and three (3) months (the "Term"), commencing on the date on which Tenant's improvements are completed (the "Commencement Date"), and ending on midnight of the last day of the sixty-third (63rd) month (the "Termination Date") following such Commencement Date, unless sooner terminated as herein provided.

          (D) Monthly Base Rent shall be as shown below:

                            Period                      Monthly Base Rent
                            ------                      -----------------

               (1)  For the period commencing                $9,751.68
                    on the Commencement Date
                    and ending on Termination Date.

          Paragraphs (D)(2) through (D)(5) of Section I of this Lease, and all references in this Lease to said paragraphs, are hereby deleted.

          Landlord and Tenant agree that the Monthly Base Rent for the Premises is conclusively established in the amounts set forth above, irrespective of the actual number of square feet of floor area of the Premises.

          (E) (1) Tenant's share of initial estimated monthly Operating Expenses as provided in paragraph 9 of Section III of this
                    Lease: $6,224.04.

               (2) Tenant's share of initial estimated Common Office Expenses as provided in paragraph 9 of Section III of this Lease:
                    $2,668.49.

          (F)  Amount of Security Deposit:  $19,421.11

          (G) Uses to be made of Premises: Travel related and general administrative office.

          (H)  Tenant's address for notice if other than the Premises:

               ________________________________________________________________

          (I)  Number of parking stalls for automobiles to be rented to Tenant:
               Three (3) reserved and seventeen (17) unreserved stalls for a total of twenty (20) parking stalls at prevailing rates.

               Two (2) of the three (3) reserved parking stalls shall be free for the original term of this Lease.

               Landlord shall make additional parking stalls available for rental by Tenant at the Landlord's prevailing rates if additional parking stalls are required by Tenant.

          (J) Additional Terms and Conditions: Notwithstanding the provisions set forth elsewhere in this Lease, Landlord and Tenant agree as follows:

               (1) Landlord's Improvements. Landlord, at Landlord's expense shall provide building standard "turn-key" improvements according to Exhibit "A".

                    In addition, Landlord shall provide:

                    (a) Basic quality millwork in the workroom, lunchroom and computer room;

                    (b)  Raised flooring in the supervisor's office;

                    (c) Wood flooring in the reception area and two executive offices;

                    (d) Three (3)-ton auxiliary air conditioning unit in the computer room; and

                    (e) Four (4) additional VAV boxes for better air conditioning capacity.

                    The final construction costs shall be approved by Landlord.

               (2) Option to Renew. Tenant shall have and is hereby given the option to extend the term of this Lease for an additional five (5) year period upon all the same terms and conditions as herein contained by serving notice thereof upon Landlord at least six (6) months before the expiration of the original Term. Upon the service of said notice, this Lease shall be extended upon all its terms and conditions for such additional five (5) year period without the necessity of the execution of any further instrument or documents; provided, however, that if at either the date of expiration of the original Term of this Lease or the date upon which Tenant exercises such option, Tenant is in default beyond any grace period herein provided in the performance of any of the terms or provisions of this Lease, any such exercise of Tenant's option to so extend the term of this Lease shall be and become null and void.

                    If Tenant exercises the option to extend the term of this Lease as hereinabove provided, the Monthly Base Rent for the five (5) year extension period shall be ninety-five (95%) percent of the fair market rental charged for premises similar to the Premises in the Kapiolani Business District; provided, however, that the Monthly Base Rent shall in no event be lower than the Monthly Base Rent established for the last month of the period immediately preceding the extended term.

               (3) First Opportunity to Lease. If at any time during the term of this Lease, any of the remaining spaces on the eighth floor of the Building become available for lease, Landlord shall notify Tenant of the availability of such space for lease and the terms and conditions upon which Landlord wishes to lease such space; provided, however, that the expiration of the term for the demise of such space shall be concurrent with the then remaining term of this Lease, the monthly base rent per square foot for such space shall be the same as the Monthly Base Rent then being charged under this Lease, and Landlord shall provide building standard "turn-key" improvements for such space equivalent to Landlord's Improvements under this Lease; provided, further, that notwithstanding anything contained herein to the contrary, such space shall be occupied and used only by Tenant, and Tenant shall not, for a period of six (6) months from the commencement of the term of this Lease for such additional space, sublease, assign or allow any other person to occupy or use such space, or any portion thereof. Tenant shall have the right within thirty (30) days after receipt of Landlord's written notification to lease such space on the terms and conditions set forth in Landlord's written notification. If Tenant shall not so elect within said thirty (30) day period, Landlord may then lease the premises to any other person, on terms and conditions established by Landlord in its sole discretion. Said terms and conditions shall not necessarily be limited to the terms and conditions set forth in Landlord's written notification.

               (4) Tenant Moving Allowance. Landlord shall, on execution of this Lease by Landlord and Tenant, provide Tenant with a Tenant Moving Allowance of TWENTY-EIGHT THOUSAND AND NO/100 DOLLARS ($28,000.00) for moving to and establishing Tenant's operations in the Premises and such Tenant Moving Allowance shall be credited to Tenant's Monthly Base Rent due and payable on the seventh (7th) consecutive month following the Commencement Date and thereafter.

               (5) Rent Abatement. Notwithstanding anything herein to the contrary Landlord specifically agrees as follows:

                    (A) For the period commencing on the Commencement Date and ending at midnight of the third (3rd) consecutive month thereafter, the payment of Monthly Base Rent, Common Office Expenses and Operating Expenses shall be abated.

                    (B) For the period commencing on the fourth (4th) consecutive month following the Commencement Date and ending on the sixth (6th) consecutive month thereafter, Monthly Base Rent shall be abated; Tenant shall, however, be required to pay Tenant's Proportionate Share of Common Office Expenses and Tenant's Pro Rata Share of Common Operating Expenses.

               (6) Confidentiality. Tenant acknowledges that the economic terms of this Lease, which include, but are not limited to rent, tenant improvement allowances, Tenant's moving allowance and improvements provided by the Landlord, constitute information (collectively, the "Information") which is either non-public, confidential or proprietary, or a combination thereof. Tenant agrees that the Information will be kept confidential and will not, without Landlord's prior written consent, be disclosed by Tenant, in any manner whatsoever, in whole or in part. Tenant agrees to transmit the Information only to its insurance agents, attorneys, employees and lenders who need to know the Information for the purpose of evaluating this Lease and who are informed by Tenant of the confidential nature of the Information.
                    Tenant will be responsible for any breach of this confidentiality provision by its insurance agents, attorneys, employees or lenders and will save, indemnify, defend and hold Landlord harmless from and against any loss or liability suffered by Landlord by reason of Tenant's breach of this confidentiality provision.

               (7) Paragraph 31 of Section III. of the Lease is hereby amended to read as follows:

                    31.  Nonliability of Landlord.  Landlord shall not be liable
                         ------------------------
                    for any damage either to person or property sustained by Tenant or by other persons due to the Building, or any part thereof, or any appurtenances thereof, becoming out of repair, or due to any act or neglect of any tenant or occupant of said Building, or of any other person, except where such damage is caused by the grossly negligent or willful actions of Landlord. This provision shall apply especially (but not exclusively) to damage caused by water, steam, sewage, illuminating gas, sewer gas, utilities shortages or stoppages, odors or termites or the negligent accumulation of combustible materials, accessories and supplies, and shall apply equally whether such damage is caused by the act or neglect of other tenants, occupants or janitors of said Building, or of any other persons, and whether such damage is caused or occasioned by anything or circumstances above-mentioned or referred to, or by any other thing or circumstance, whether of a like or of a wholly different nature; provided, however, that this provision shall not apply to any damage caused by the grossly negligent or willful actions of Landlord. If any such damage shall be caused by any act or neglect of Tenant, Landlord may, at its option, repair such damage, whether caused to the Building, or to tenants thereof, and Tenant shall thereupon reimburse Landlord for the total cost of such damage both to the Building and/or to the tenants thereof. Tenant further agrees that all personal property upon the Premises shall be at the sole risk of Tenant and that Landlord shall not be liable for any loss, injury or damage thereto or theft thereof.

               (8) Paragraphs 58 and 60 of Section III. of the Lease are hereby deleted in their entirety.

               (9) Notwithstanding the provisions of Exhibit "C" of the Lease, Tenant shall have access to the Premises on a twenty-four hour per day, seven-day per week basis.

          In the event of any conflict between the provisions of this paragraph
(J) and any other provisions in Section I. (Specific Conditions), Section II. (Exhibits) or Section III. (General Conditions), the provisions of this paragraph (J) shall prevail.

          II.  Exhibits.
               --------

          The following exhibits, which are attached hereto, are hereby made a part of this Lease:

          (A)      Exhibit "A":   Floor Plan.
          (B)      Exhibit "B":   Tenant's Construction Obligations.
          (C)      Exhibit "C":   Rules and Regulations.
          (D)      Exhibit "D":   Intentionally Omitted.

          The General Conditions of Lease attached hereto as Section III of this Lease, together with all exhibits, are made a part hereof for all purposes.

          As provided in paragraph 53 of Section III of this Lease, this Lease constitutes the entire agreement between Landlord and Tenant and, without limiting the generality of the foregoing, specifically supersedes any prior Offer to Lease between Landlord and Tenant.

          (J) (10) In the event Tenant notifies Landlord that Tenant needs the remaining space or spaces on the eighth floor for purposes of expansion, Landlord shall relocate the remaining tenant or tenants on the eighth floor at the Landlord's expense within six months of said notification. Provided, Landlord shall relocate the remaining tenants on the eighth floor only if Landlord is able to relocate the remaining tenants to suitable office space in the Premises.

          (J) (11) In the event Tenant exercises its right to take the remaining space or spaces on the eighth floor for purposes of expansion during the first thirty (30) months of the Lease, Landlord shall provide building standard turn-key improvements, monthly base rent shall be as specified in 1(D) (1) in the Lease and the lease for the expansion space shall be co-terminus with the Lease.

                   In the event Tenant exercises its right to take the remaining space or spaces on the eighth floor for purposes of expansion during the last thirty-three (33) months of the Lease, Landlord shall provide building standard turn-key improvements, monthly base rent shall be at fair market value and the lease for the expansion space shall be co-terminus with the Lease.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                    TOSEI SHOJI CO., LTD.,
                                    a Japan corporation


                                    By /s/  Shigeo Hone
                                       --------------------------------------
                                      Shigeo Hone
                                      Its Attorney-In-Fact

                                                           Landlord


                                    CHEAP TICKETS, INC.,
                                    a Hawaii corporation


                                    By /s/  Michael J. Hartley
                                       --------------------------------------
                                      Its
                                                           Tenant

                    III.  GENERAL CONDITIONS OF OFFICE LEASE

          1.  Standard Services.   Landlord shall furnish Tenant with electric
              -----------------
current for lighting and normal use during normal business hours, common restroom facilities and supplies, air conditioning during normal business hours, janitorial service and refuse collection for Tenant's Premises five (5) days per week, insurance for common areas, elevator service, reasonable window washing for the exterior of the Building and lighting equipment replacement, guard service for the Building, and common area maintenance. If any extraordinary or additional property or services other than those required to be provided by Landlord to Tenant under this Lease shall be provided by Landlord to Tenant at the request of Tenant or for the benefit of Tenant, Tenant shall pay Landlord for such extraordinary or additional property or services. Without limiting the generality of the foregoing, if Tenant wishes to install nonstandard fixtures, Tenant is responsible for providing replacement lamps.

          2.  Common Area Maintenance.  Landlord will use reasonable efforts to
              -----------------------
maintain the public and common areas of the Building, such as stairs, lobbies, corridors and restrooms, in good order and condition except for any damage occasioned by the act or omission of Tenant or Tenant's employees or agents and except as is otherwise provided herein.

          3.  Monthly Base Rent.   For the period commencing on the Commencement
              -----------------
Date to and including the Termination Date provided for in paragraph (C) of
Section I of this Lease, Tenant shall pay to Landlord, in lawful United States currency, the Monthly Base Rent in the amounts set forth in paragraph (D) of
Section I of this Lease. Monthly Base Rent for the period, if applicable, set forth in paragraphs (D)(4) and (5) of Section I of this Lease, shall be subject to adjustment as provided in paragraph 4 of this Section III. Should the Term commence or terminate on a day other than the first (1st) day of a calendar month, then the Monthly Base Rent for that fractional month shall be calculated by dividing the Monthly Base Rent by thirty (30) and multiplying that result by the number of days remaining in said fractional month or multiplying that result by the number of days from the beginning of the month up to and including the date of termination, whichever the case may be. All payments of rent after the first payment shall be paid at the office of Landlord, or such other place as shall be designated in writing by Landlord, without notice on or before the first (1st) day of each and every month during the Term or any extension thereof.

          4.  Adjustment of Monthly Base Rent.  The Monthly Base Rent for each
              -------------------------------
of the periods, if any, indicated in paragraphs (D)(4) and (5) of Section I of this Lease, shall be negotiated and determined by written agreement of Landlord and Tenant; provided, however, that in the event that Landlord and Tenant shall be unable to agree on such Monthly Base Rent for any such period at least three
(3) months prior to the date of commencement of such period, such Monthly Base Rent shall be determined by a single appraiser in the event that the parties agree upon the appointment of such an appraiser, otherwise by three (3) impartial appraisers selected as follows: Landlord and Tenant shall each select an appraiser and give written notice promptly thereof to the other party, and if either party shall fail to do so within twenty (20) days after written notice has been given to such party by the other of such selection, the party who has named an appraiser shall have the right to apply to any judge of the Circuit Court of the First Judicial Circuit of the State of Hawaii for the selection and appointment of an appraiser for the party so failing to appoint an appraiser. The two (2) appraisers thus appointed (in either manner) shall select and appoint a third appraiser within fifteen (15) days after the second appraiser shall have been appointed. In the event that said two (2) appraisers fail or neglect to appoint the third of them, either party may, upon the expiration of ten (10) days after the mailing of written notice to the other party, have the
third appraiser appointed by any judge of said court.   All of said appraisers
shall be neutral and recognized real estate appraisers and shall also be members of the American Institute of Real Estate Appraisers (MAI) or the American Society of Appraisers

(SRPA or SREA) or any successor organization. The single appraiser or three (3) appraisers so appointed shall thereupon proceed to determine said rental, based on the then fair monthly rental value for the Premises, exclusive of any fixtures, alterations, additions or improvements installed or made by Tenant. The decision of said single appraiser or, if there shall be three (3) appraisers the decision of the majority of them, shall be final, conclusive and binding upon the parties. In the event the appraiser or appraisers shall render their decision after the commencement of the year for which rent is being determined, rent shall be payable at the rate in effect for the previous year until their decision is rendered, but the new rent established by such appraisal shall become effective retroactively to the commencement of said year for which rent is being determined and shall be payable immediately on the determination of such rent, together with interest thereon at the rate of twelve percent (12%) per annum from the date such payments would have been due until actually paid in full. Notwithstanding anything to the contrary herein, the negotiated or arbitrated rentals for any such period shall in no event be less than the rent for the period immediately preceding. If Landlord and Tenant are unable to agree on rent and if such rent shall be fixed by appraisal, Tenant shall pay all costs of such appraisal, including, without limitation, the appraisers' fees and the reasonable attorneys' fees of Landlord.

          5.  Quiet Enjoyment.  Landlord agrees that upon payment of the rent
              ---------------
herein provided for, and upon the observance and performance by Tenant of the covenants hereinafter contained and on the part of Tenant to be observed and performed, subject to the provisions of this Lease, and any underlying mortgage on Landlord's estate, Tenant shall peaceably hold and enjoy the Premises for the Term.

          6.  Conveyance Tax; General Excise Tax.  Tenant shall pay any
              ----------------------------------
conveyance tax imposed by the State of Hawaii and execute, at Landlord's request, such affidavits and other documentation as may be necessary or proper in connection therewith. Tenant shall also pay to Landlord as additional rent, together with each payment of rental, real property taxes and other charges payable by Tenant hereunder, which are subject to the State of Hawaii general excise tax on gross income, as the same may be amended, and all other similar taxes imposed upon Landlord with respect to rental or other payments in the nature of a gross receipts tax, sales tax, privilege tax or the like, excluding federal or state net income taxes, whether imposed by the United States, State of Hawaii or City and County of Honolulu, an amount (presently 4.167% of each such payment) which when added to such rental or other payment shall yield to Landlord after deduction of all such tax payable by Landlord with respect to all such payments a net amount which Landlord would have realized from such payment had no such tax been imposed.

          7.  Tenant's Pro Rata and Proportionate Shares.
              ------------------------------------------

              (a) As used in this Lease, Tenant's "Pro Rata Share" of Operating Expenses shall mean the percentage set forth in paragraph (B)(1) of Section I of this Lease. Tenant's initial Pro Rata Share has been computed by Landlord based on Landlord's estimate of the ratio, which the Rentable Area of Tenant's Premises bears to the total Rentable Area of the Building. Tenant hereby agrees to be bound by such computation notwithstanding errors in measurement (provided that such errors shall not cause Tenant's Pro Rata Share to be five percent (5%) more or less than Tenant's Pro Rata Share after taking such errors into account). "Rentable Area" of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer Building walls where it intersects the finished floor, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the Building. The Rentable Area of the Premises shall be computed by multiplying the Usable Area of the Premises by the quotient of the division of the Rentable Area of the floor by the Usable Area of the floor. "Usable Area" of a premises shall mean that area of the premises computed by measuring to the finished surface of the office side of corridor and other permanent walls of the premises, to the center of partitions that separate the premises from adjoining Usable Areas not leased by Tenant, and to the inside finished surface of the dominant portion of the permanent outer Building walls. No deductions shall be made for columns and projections necessary to the Building. Parking areas shall be excluded. For purposes of this Lease, the Rentable Area and Usable Area shall be computed in accordance with the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1980. The Rentable Area and Usable Area are subject to adjustment from time to time to correct errors in measurement (which errors result in Tenant's Pro Rata Share being more than five percent (5%) more or less than Tenant's Pro Rata Share after taking such errors into account) or if changes are made to the Building, and Tenant's Pro Rata Share shall be adjusted accordingly.

              (b) As used in this Lease, Tenant's "Proportionate Share" of janitorial services, refuse collection and electricity furnished to the Office Areas of the Building (collectively, the "Common Office Expenses") shall mean the percentage set forth in paragraph (B)(2) of Section I of this Lease. Tenant's Proportionate Share has been computed by Landlord based on the ratio which the Rentable Area of Tenant's Premises bears to the total Rentable Area of all premises other than those being leased to tenants on the ground floor of the Building. Tenant agrees to be bound by Landlord's computations of Tenant's Proportionate Share notwithstanding errors in measurement (provided that such errors shall not cause Tenant's Proportionate Share to be five percent (5%) more or less than Tenant's Proportionate Share after taking such errors into account). For purposes of this Lease, the "Office Areas" of the Building shall mean and include all areas of the Building other than the premises being leased to tenants on the ground floor of the Building and other than the ground floor lobby area and ground floor restrooms.

          8.  Parking; Utilities.  Landlord shall make available to Tenant for
              ------------------
rental in the Building's parking facility the number of unreserved parking stalls set forth in paragraph (I) of Section I of this Lease. Tenant shall rent such stalls pursuant to the terms and conditions of a separate parking agreement to be entered into by Tenant and Landlord or by such parking lot operator as Landlord may designate in Landlord's sole discretion, and the fee charged for Tenant's use of such parking stalls shall be established by Landlord or the parking lot operator from time to time in accordance with the prevailing market rate. Tenant agrees to comply with such rules and regulations as shall be adopted by Landlord or the parking lot operator from time to time. Tenant shall have the right to rent a lesser number of parking stalls than the number set forth in paragraph (I) of Section I by notifying Landlord or the parking lot operator in writing; however, if Tenant rents such lesser number and subsequently requires the stalls previously relinquished, Tenant agrees that Tenant's right to rent the relinquished stalls shall be subject to availability.

          Tenant will make all arrangements for and pay for all telephone service and other utilities and services used by Tenant on or with respect to the Premises which are not provided under Landlord's standard services and Tenant shall pay for such charges prior to such charges becoming delinquent.

          9.  Operating Expenses and Common Office Expenses.  Tenant will pay to
              ---------------------------------------------
Landlord in advance on the first (1st) day of each month throughout the Term, in accordance with monthly billings rendered to Tenant by Landlord, but subject to annual adjustment as hereinafter set forth, Tenant's Pro Rata Share of the Operating Expenses and Tenant's Proportionate Share of Common Office Expenses for the Building and real property of which the Premises are a part.

          It is understood and agreed that the monthly billings referred to in this Lease shall be on an estimated basis. If the aggregate payments made by Tenant for Operating Expenses and Common Office Expenses for any Lease Year (hereinafter defined) exceed Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses for such Lease Year, such excess shall, at Landlord's option, be applied as a credit against future payments to be made by Tenant for Operating Expenses and Common Office Expenses. Landlord shall notify Tenant in writing as soon as practicable after the end of such Lease Year of such credit and the amount so credited or refund such amount to Tenant. If the aggregate payments made by Tenant for the Operating Expenses and Common Office Expenses with respect to any such Lease Year are less than the sum of Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses Tenant shall pay the amount of such deficiency to Landlord within ten (10) days after written demand by Landlord. In the event that this Lease is terminated prior to the end of a Lease Year, the adjustment above will be made to apply as of the date of termination of this Lease and any excess paid by Tenant shall be refunded by Landlord to Tenant within thirty (30) days after the determination thereof at the end of the Lease Year. Any deficiency owed by Tenant shall be paid as set forth in this Lease. For the purpose of determining increases in Operating Expenses and in Common Office Expenses payable by Tenant, the calculation shall be based on a full Lease Year and Tenant's Pro Rata Share of Operating Expenses or Proportionate Share of Common Office Expenses, as the case might be, computed as herein set forth shall be deemed to have accrued uniformly during such Lease Year; provided, that Landlord shall have the right to allocate between or among as many Lease Years as it determines to be reasonable, in its sole judgment, the costs incurred in making extraordinary repairs. If any part of the Building is not fully occupied and used during any Lease Year, then for the purpose of the calculations to be made under this paragraph 9, the Operating Expenses and Common Office Expenses, both estimated and actual for such Lease Year, as the case might be, shall be adjusted by adding amounts and items of Operating Expenses and Common Office Expenses which would normally have been incurred if the Building had been fully occupied and used during such Lease Year, as the case might be, as estimated by Landlord. Tenant's Pro Rata Share of the Operating Expenses and Tenant's Proportionate Share of Common Office Expenses shall be based on an assumed full occupancy.

          For purposes of this paragraph 9, the term "Operating Expenses" means any and all expenses which shall be incurred or paid on account of the operation, cleaning, maintenance, repair, safety, management and security of the Building or the Property. Operating Expenses shall also include, without limiting the generality of the foregoing, real property taxes and any assessments or charges made under any betterment or improvement law or otherwise attributable to the Building, the costs of utilities, automated control systems, heating, elevators, air conditioning, trash disposal, repair and maintenance, replacement, landscaping, janitorial services for the ground floor lobby area, line painting, fees for permits and licenses, maintenance and repair of lighting fixtures and equipment (including the replacement of bulbs and tubes), guard service, the cost of management contracts or the cost of equivalent management services, supplies, wages and salaries of employees used in maintenance and general operations (as distinguished from the cost of management contracts or equivalent management services aforesaid), and payroll taxes (and similar governmental charges) with respect thereto, the acquisition cost (rental fees and/or purchase price, or in lieu of a purchase price, the annual depreciation allocable thereto) of all supplies, tools, machines and equipment used in operation and maintenance, audit and bookkeeping expenses, legal fees and expenses, financing expenses relating to operation and management, insurance (including fire and extended coverage, vandalism and malicious mischief, difference in conditions coverage, public liability and property damage and worker's compensation insurance customarily carried by owners of first class office buildings), taxes upon or measured by Landlord's gross income to the extent that such taxes have not already been recovered in paragraph 6 of this
Section III (but excluding taxes upon or measured by Landlord's net income), the costs and expenses of any contest by appropriate legal proceedings of the amount or validity of any such taxes, charges or other assessments, personal property taxes, if any, and the cost of alterations, additions and capital improvements required by any laws, codes, regulations or ordinances now or hereafter in effect or made by Landlord to reduce energy requirements or which would have the effect of reducing the expenses which would otherwise be included in Operating Expenses (amortized over their reasonable life with interest at the rate usually charged Landlord for borrowing on the amount of such cost, or, if Landlord is prohibited by law from charging interest at such rate, at the rate of one percent (1%) per month). The Operating Expenses shall not include capital expenditures (except the costs of certain capital improvements as above mentioned), depreciation on real property or financing expenses related to the construction of the Building.

          For purposes of this paragraph 9, "Lease Year" shall be a period of twelve (12) consecutive calendar months, with the initial Lease Year commencing on the first (1st) day of such month as shall be established by Landlord, in Landlord's sole discretion, and each succeeding Lease Year commencing on the anniversary thereof.

          10.  Other Taxes and Fees.  In addition to the rental provided
               --------------------
hereunder, Tenant agrees to pay all license fees and all taxes and assessments and increases in taxes and assessments levied and assessed by any government body by virtue of (a) any special improvements or assessments, (b) Tenant using and conducting its business or operation on the Premises, (c) the employment of agents, employees or other third parties, or (d) the bringing onto, or keeping of personal property or chattels of whatsoever nature on the Premises. The foregoing is intended to bind Tenant to pay, and to promptly discharge, all taxes, assessments and/or levies, together with related interest and penalties, whether assessed by federal or state authority or any political subdivision thereof, directly or indirectly related to its business, improvements, functioning, employment, assets, existence, sales, entertainment or the like. Tenant specifically agrees to reimburse Landlord for any increase in ad valorem taxes resulting from use of fixtures or improvements by Tenant which Landlord becomes obligated to pay.

          11.  Laws and Ordinances; Indemnity.  Tenant shall, during the whole
               ------------------------------
of said Term, keep the Premises in a strictly safe, clean and sanitary condition and observe and perform all laws and ordinances applicable to the Building and improvements now or hereafter erected on the Premises, all laws, ordinances, rules and regulations relating to health and sanitation for the time being applicable to the Premises and will indemnify, defend and hold harmless Landlord, its partners, employees, agents, successors and assigns from and against all claims, actions, suits, damages, costs and expenses, including attorneys' fees by whomsoever brought or made by reason of the nonobservance or nonperformance of said laws, ordinances, rules, regulations and requirements or of this covenant and will reimburse Landlord for attorneys' fees and for all other costs which Landlord may incur in connection with the defense of any such claims. Tenant's obligations hereunder and under the provisions of paragraph 17 of this Section III shall expressly include, without limitation, compliance with the provisions of the Americans with Disabilities Act, 42 U.S.C. Section 12101 et seq., applicable to Tenant.
------

          12.  Hazardous Materials; Indemnity.  Tenant will keep and maintain
               ------------------------------
the Premises in compliance with, and shall not cause or permit the Premises or the Building to be in violation of, any Hazardous Materials Laws (hereinafter defined), and shall not use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow any Hazardous Materials (hereinafter defined) in, on or under the Premises or the Building in violation of any Hazardous Materials Laws. Tenant shall indemnify, defend and hold harmless Landlord, its partners, employees, agents, successors and assigns from and against any loss, damage, cost, expense or liability, direct or indirect, arising out of or attributable to the violation of any Hazardous Materials Laws or the unlawful use, generation, manufacture, treatment, handling, refining, production, processing, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials in, on or under the Premises or the Building, including, without limitation, all foreseeable and unforeseeable consequential damages, the costs of any required or necessary repair, clean up or detoxification of the Premises or of the Building, and the preparation and implementation of any closure, remedial or other required plans. In addition to the foregoing, Tenant shall immediately advise Landlord, in writing, if Tenant at any time becomes aware of any violation of any Hazardous Materials Laws or of any claim made pursuant to any Hazardous Materials Laws in respect of the Premises or the Building.

          For purposes of this Lease, the term "Hazardous Materials Laws" means and includes all federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, within, under or about the Premises or the Building, including, without limitation, Chapter 342J of the Hawaii Revised Statutes, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1251, et seq., the Clear Air Act, 42 U.S.C. Section 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 through 2629, the Safe Drinking Water Act, 42 U.S.C. Section 300f through 300j, and any similar federal, state or local laws or ordinances and the regulations now or hereafter adopted, published and/or promulgated pursuant thereto.

          As used in this Lease, the term "Hazardous Materials" means and includes any and all radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances, and any and all other substances or materials defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under, or for the purposes of, the Hazardous Materials Laws.

          13.  Interruption or Curtailment of Services.  The interruption or
               ---------------------------------------
curtailment of services or utilities to be furnished by Landlord hereunder, if the same results from causes beyond Landlord's reasonable control, shall not constitute constructive eviction and shall not entitle Tenant to the abatement of rent or to any other claims against Landlord; but in the case of such interruption or curtailment, Landlord shall take all reasonable steps to restore the interrupted or curtailed utilities or services.

          14.  Use.  Tenant will use the Premises only for the purposes set
               ---
forth in paragraph (G) of Section I of this Lease and for no other purposes, except as consented to in writing by Landlord, which consent shall be in Landlord's sole discretion.

          In addition, Tenant shall not use or occupy said Premises for the purpose of storing junk, scrap or other offensive materials; and will not make or suffer any strip or waste or unlawful, improper or offensive use of said Premises; nor shall Tenant use or permit said Premises or any part thereof to be used in any manner or for any purpose which will increase the then existing rate of insurance upon the Building of which the Premises are a part, or cause a cancellation of any insurance policy covering said Building, or any part thereof, nor shall Tenant sell, store or permit to be kept, used or sold in or about said Premises any article which may be prohibited by any policy or policies of fire insurance applicable to the Premises and to the activities therein permitted. Tenant shall use and occupy said Premises in a careful, safe and proper manner. Any increase in premiums or surcharges or damages resulting from any such prohibited use shall be paid by Tenant to Landlord; provided, however, that the foregoing shall not apply to increases in premiums or purchases which are attributable to inflation or other price increases unrelated to the activities of Tenant. Tenant shall, at Tenant's sole cost and expense, comply with all requirements of all county, municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force.

          15.  Inspection; Access.  Tenant will permit Landlord and its
               ------------------
employees and agents, at all reasonable times during said Term, to enter the Premises and examine the state of repair and condition thereof, and Tenant will repair and make good (within thirty (30) days of receipt of written notice by Tenant) all defects which Tenant is obligated to do under the terms of this Lease and of which notice shall be given by Landlord, as set forth in paragraph 18 of this Section III. Without in any manner obligating Landlord to do so, Tenant will also permit Landlord and Landlord's agents to have access to the Premises at all reasonable times for the purpose of making repairs, posting such notices as it may deem necessary for Landlord's protection or for the protection of the Premises, for the purpose of repossessing the Premises as herein provided and/or for the purpose of showing the Premises to prospective tenants, purchasers, mortgagees and/or others, and Landlord shall not be liable for damages resulting to Tenant from such exercise of the right of entry, and the rent stipulated hereunder shall not abate during the period of such entry, nor shall Tenant be entitled to maintain a setoff or counterclaim for damages against Landlord by reason of loss or interruption of business of Tenant because of the prosecution of any such repairs. During the last ninety
(90) days of the Term, Landlord shall have the right to place and maintain in or upon the Premises in one (1) or more conspicuous places "For Rent", "For Lease" and/or "For Sale" signs.

          Landlord, Tenant and all other tenants in the Building of which the Premises are a part, and their respective guests, invitees and employees, shall have ingress to and egress from all common public areas of said Building; provided, however, that Landlord shall have the right to regulate and control such guests, invitees and employees with respect to such access and the days and hours of access, and all common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas shall be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction. Landlord shall not be liable to Tenant for any inconvenience, interferences, annoyance, loss or damage resulting from work done in or upon the Premises or any portion of the Premises or adjacent grounds.

          Tenant agrees that if Landlord during the Term hereby demised shall be required by the City and County of Honolulu, the State of Hawaii, by any other governmental authority to repair, alter, remove, reconstruct or improve any part of the Premises or of said Building then such repair, alteration, removal, reconstruction or improvement may be made by and at the expense of Landlord and shall not in any way affect the obligations or covenants of Tenant herein contained, and Tenant hereby waives all claims for damages or abatement of rent because of such work.

          16.  Tenant's Construction and Bond.  Tenant shall, at its cost, in
               ------------------------------
accordance with plans and specifications therefor first approved in writing by Landlord, construct and install such improvements and fixtures and provide such equipment and do all other things required to complete the Premises in a finished condition ready for the conduct of Tenant's business at the Premises. In performing such initial construction and installation and any further construction or installation, Tenant shall strictly comply with the requirements of Exhibit "B", and Tenant will, before commencing any such construction, obtain Landlord's approval of Tenant's contractor and show evidence satisfactory to Landlord that Tenant has sufficient current funds to pay for the entire cost of construction and post with Landlord a contract performance and labor and material payment bond or bonds with corporate surety satisfactory to Landlord in the penal sum equal to one hundred percent (100%) of the cost of construction, guaranteeing the completion thereof free from any mechanics' or materialmen's lien. Tenant agrees that Tenant's contractor shall be a union contractor and must possess good labor relations. Tenant's initial construction and any further construction or alterations shall strictly comply with all applicable laws, ordinances, codes and regulations and Tenant shall furnish to Landlord a true copy of Tenant's building permit for such construction or alterations prior to the commencement of such work. All fixtures installed by Tenant will be new or completely reconditioned.

          Any violation of the foregoing provisions shall be considered a material default of this Lease.

          17.  Indemnity.  Tenant will indemnify, defend and hold harmless
               ---------
Landlord, its partners, employees, agents, successors and assigns from and against all claims and demands for loss or damage, including property damage, personal injury and wrongful death, arising out of or in connection with the use or occupancy of said Premises by Tenant or any other person claiming by, through or under Tenant, or any accident or fire on said Premises or any adjacent sidewalk or any nuisance made or suffered thereon caused by Tenant's negligence, or any failure by Tenant to keep said Premises or sidewalk in a safe condition, or any failure by Tenant to comply and conform with all laws, statutes, ordinances and regulations of the United States, (including, without limitation, the Americans with Disabilities Act) the State of Hawaii and the City and County of Honolulu now or hereafter in force, or arising from any default by Tenant in the performance of any of the covenants, conditions or provisions of this Lease, will resist and defend at Tenant's expense any such claim by counsel satisfactory to Landlord, and will reimburse Landlord for all of Landlord's costs and expenses, including reasonable attorneys' fees with respect to any attachment, judgment, suit, lien, charge or encumbrance whatsoever against said Premises made or suffered by Tenant.

          18.  Acceptance and Maintenance of Premises.
               --------------------------------------

               (a) Tenant, by Tenant's execution of this Lease, shall be conclusively deemed to have accepted the Premises as being in good, safe, tenantable and sanitary order, condition and repair.

               (b) Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, excepting only ordinary wear and tear and unavoidable damage not required to be insured against, and excepting structural repairs which shall be the responsibility of Landlord. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. Damage to all glass of the Premises (other than glass which is part of the exterior of the Building) shall be at the risk of Tenant; any such glass broken during the Term shall be promptly replaced by Tenant at the expense of Tenant. Tenant will not damage or deface the walls, floors or ceilings, nor damage or obstruct hallways or other common areas, nor commit any act which may damage the structural parts of the Building. Tenant shall not add, disturb or in any way change any plumbing or wiring without first obtaining the written consent of Landlord. All damage or injury done to the Premises by Tenant, or by any persons who may be in or upon the Premises with the consent of Tenant, shall be paid for by Tenant and Tenant shall pay for all damage to the Building caused by Tenant's misuse of the Premises or the appurtenances thereto. All repairs to the Premises necessary to maintain the Premises in a tenantable and good condition shall be done by or under the direction of Landlord and at Tenant's expense, except as is otherwise specifically provided herein. Tenant shall pay for the replacement of doors of the Premises which are cracked or broken. Landlord may make any alterations or improvements which Landlord may deem necessary for the preservation, safety or improvement of the Premises or the Building. It is specifically understood and agreed that Landlord has made no promises to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, and that no representations respecting the condition of the Premises or the Building of which the Premises are a part have been made by Landlord to Tenant.

          Notwithstanding anything herein to the contrary, any diminution or shutting off of light or air by any structure which may be erected adjacent to the Building of which the Premises are a part, whether by Landlord or others, and any dust, noise, vibration or other similar disturbance caused by the construction of other tenant improvements during the initial lease-up period of the Building and during any change in tenancy of any premises within the Building, shall not affect this Lease or impose any liability on Landlord or be construed as a constructive eviction or grounds for-the reduction of rent.

          19.  Liability Insurance.  Tenant will procure at its own expense and
               -------------------
keep in force during the entire Term: (a) a policy of comprehensive general liability insurance (Owners', Landlords' and Tenants' Public Liability Insurance) with minimum limits of not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) arising out of each occurrence with a TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) general aggregate limit. Said policy or policies shall be with an insurance company or companies authorized to do business in the State of Hawaii, shall name Landlord, Landlord's mortgagee or Tenant's mortgagee and the manager of the Building as additional assureds, and shall cover the entire Premises and the areas appurtenant thereto, including the sidewalks upon which the Premises abut; and a current certificate of said policy or policies shall be deposited with Landlord, together with evidence of payment of the premium thereon. The limits of said policies shall be increased in accordance with such limits as Landlord may establish from time to time with due regard to prevailing prudent business practices and as reasonably adequate for Landlord's protection. Said insurance shall contain a provision that it will not be cancelled or substantially modified without giving Landlord thirty (30) days' written notice prior to the effective date of the proposed cancellation or modification.

          20.  Insurance on Fixtures and Equipment.  Tenant shall procure at its
               -----------------------------------
own expense and, during the entire Term, keep in full force and effect insurance on Tenant's fixtures and equipment in the Premises, in the full insurable value thereof, against fire and extended coverage risks including protection against vandalism, malicious mischief and ceiling sprinkler leakage protection, and in time of war, against war damage to the extent such governmental insurance is obtainable at reasonable cost, in an amount as near as practicable to the full replacement cost of such improvements, in the joint names of Landlord, Tenant, any mortgagee of Landlord's and/or Tenant's interest hereunder and such other parties as Landlord may specify as their interests may appear. Tenant shall deposit a current certificate of said insurance with Landlord, and said insurance shall contain a provision that it will not be cancelled or substantially modified without giving Landlord thirty (30) days' written notice prior to the effective date of the proposed cancellation or modification.

          21.  Waiver of Subrogation.  The parties release each other, and their
               ---------------------
respective authorized representatives, from any claims for damage to any person or to the Premises and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

          Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any such policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party shall be relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

          22.  Risk of Loss.  The storage and/or presence of all goods, wares,
               ------------
merchandise or other property of Tenant or anyone claiming by, through or under Tenant on the Premises shall be at Tenant's or such other owner's sole risk, and Landlord shall not be responsible for any loss or damage from fire, smoke or water damage, from bursting, overflowing or leaking of water, gas, sewer or steam pipes, from radio interference, electrical surges, outages or spikes, from the kind or character of electricity or utilities furnished to the Premises, from any interruption or curtailment of utilities or services, or from any fixtures, appliances or devices to the same, or from electric wires, fixtures, appliances or devices or from odors or from any cause whatsoever.

          23.  Waste and Nuisance.  Tenant will keep the Premises in a strictly
               ------------------
clean, safe, neat and sanitary condition and will not commit or suffer to be committed any waste upon or of the Premises, or any nuisance or other act or omission which disturbs the quiet enjoyment of any other tenant in the Building of which the Premises are a part, and Tenant will not use any apparatus, machinery or device which causes substantial noise or vibration or which overloads the floor of the Premises. Tenant will immediately abate any nuisance or said other act or omission upon demand of Landlord. Tenant shall not waste or permit the waste of water drawn through fixtures on or about the Premises.

          24.  Signs.  Tenant shall not erect, install, paint or inscribe on any
               -----
exterior door, wall or window, or on any marquee or roof, or affix to the exterior surface of the Building or the Premises, any signs, lettering or placards or advertising media without the prior written consent of Landlord. In the event that the written consent of Landlord is secured, Tenant shall pay all permit and license fees which may be required to be paid for the erection and maintenance of any and all such signs, and provided that such signs shall be legally permitted to be installed. Tenant shall indemnify and save Landlord harmless from and against any and all losses, damages, claims, suits or actions for any damage or injury to persons or property caused by the erection and maintenance of such signs or parts thereof, and insurance coverage for any such sign shall be included in the public liability policy which Tenant is required to keep in force pursuant to paragraph l9 of this Section III.

          25.  Attorneys' Expenses.  Tenant will pay to Landlord on demand all
               -------------------
costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing any of the covenants herein contained, in remedying any breach thereof by Tenant, in recovering possession of the Premises, in collecting any delinquent rent, taxes or other charges hereunder payable by Tenant, or in connection with any litigation commenced by or against Tenant (other than condemnation proceedings) to which Landlord without any fault on its part shall
be made a party.   In case Landlord, without any fault of Landlord, is made a party to any litigation commenced by or against Tenant, then Tenant shall pay all costs and expenses, including reasonable attorneys' fees, incurred or imposed on Landlord by or in connection with such litigation.

          26.  Assigning and Subletting.
               ------------------------

               (a) Tenant shall not, without complying with the provisions of subparagraph (b) below and without obtaining the prior written consent of Landlord pursuant to subparagraph (c) below and paragraph 48 of this Section III, assign, mortgage, pledge or otherwise encumber this Lease or any interest herein, or sublet the Premises or any part thereof. The term "sublet" shall include, without limitation, any use of the Premises by any party other than Tenant and the term "assign" shall include, without limitation, any sale of all or part of the Premises, by agreement of sale or otherwise. Any of the foregoing acts without complying with subparagraph (b) below and without obtaining such consent shall be void and constitute a default under this Lease. Any change in ownership of the majority of shares of the stock of Tenant (if Tenant if a corporation), as such majority ownership existed as of the date of this Lease, or any change in the identity of a majority of the general partners of Tenant (if Tenant is a partnership), as the identity of such majority existed as of the date of this Lease, shall be deemed to be an assignment or transfer of this Lease within the meaning of this paragraph. No assignment, mortgage, pledge, encumbrance or subletting shall be permitted to be made by Tenant if there is any default by Tenant under this Lease.

               (b) Tenant shall, in connection with any assignment of all or part of Tenant's interest in the Lease or sublease of all or part of the Premises, pay to Landlord the following:

                   (l) Fifty percent (50%) of the amount of any premiums, sums or other consideration payable to Tenant as a result of any assignment of this Lease.

                   (2) Fifty percent (50%) of any premiums, and fifty percent (50%) of the amount by which any rent or other amounts payable to Tenant as a result of any sublease exceed the rent and other sums payable by Tenant hereunder with respect to the space to be subleased.

               (c) Tenant shall obtain the prior written consent of Landlord to any assignment, mortgage, pledge or encumbrance of this Lease or any interest herein, or to any sublease of all or part of the Premises. The agreement by Tenant to pay the amounts required under subparagraph (b) above shall be a condition precedent to obtaining Landlord's consent; however, payment of such amounts shall not entitle Tenant to demand such consent, the granting or withholding of which shall be governed by the provisions of paragraph 48 of this
Section III.

          27.  Continuing Liability.  No permitted assignment, mortgage, pledge,
               --------------------
encumbrance or sublease of Tenant's interest in the Premises shall in any way release Tenant from any liability or responsibility assumed by Tenant under this Lease.

          28.  Subordination of Lease; Estoppel Certificates.  In the event any
               ---------------------------------------------
mortgagee shall elect to have this Lease prior to or subordinate to its mortgage, then and in such event, upon such mortgagee notifying Tenant to that effect, this Lease shall have priority over or be subordinate to the lien of such mortgage. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage heretofore or hereafter made by Landlord covering the Premises (and which may or may not also cover other premises), whether or not this Lease is terminated by such foreclosure or sale, that Tenant will, upon request by the purchaser, attorn to the purchaser upon any foreclosure or sale and recognize such purchaser as the landlord under this Lease, it being the intent hereof that if this Lease should be terminated by such foreclosure or sale, this Lease shall, upon request by the purchaser, be reinstated as a lease between the purchaser and Tenant, it being nevertheless understood that such purchaser shall not be liable for any act or omission of a prior landlord nor be subject to any offsets or defenses which Tenant may have against any prior landlord. Tenant, upon request of any party in interest, shall execute such instrument or instruments as shall be requested to carry out the requirements of this paragraph within thirty (30) days after receipt by Tenant of written request therefor; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee named in such mortgage shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by an action or proceeding to foreclose said mortgage. In the event that Tenant fails to respond to such written request within thirty (30) days, Landlord shall have the right to execute such instruments on behalf of Tenant. Tenant hereby constitutes Landlord as

Tenant's true and lawful attorney-in-fact, coupled with an interest, for purposes of the execution of the foregoing instruments.

          Within fifteen (15) days of presentation, Tenant shall execute, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord may require to carry out the provisions of this paragraph, (b) any agreement for attornment to a purchaser upon foreclosure, and (c) any estoppel certificate requested by Landlord from time to time in the standard form of any mortgagee or purchaser certifying in writing, if such is the case, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect or that if there have been modifications that the same is in full force and effect as modified and stating the modifications, and the dates to which the rent and other charges shall have been paid, that there shall be no rental offsets or claims and certifying such matters as such mortgagee or purchaser may reasonably require.

          29.  Plumbing Facilities.  Tenant will not use or permit to be used
               -------------------
the plumbing facilities in the Premises, or such facilities located within the demised area or such other area as may be assigned for use by Tenant or its employees, for any purpose other than that for which they are constructed nor throw or place, or permit to be thrown or placed, any foreign substance of any kind therein, and the expense of breakage, stoppage or damage resulting from Tenant's failure to keep this covenant shall be borne by Tenant.

          30.  Eminent Domain.  If the whole or any substantial part of the
               --------------
Premises shall be required, taken or condemned for any public use by any authority having the power of eminent domain, this Lease shall at once terminate and Landlord shall be entitled to receive and retain all compensation for the taking thereof. Tenant shall, however, have the right to claim and recover from the condemning authority only, and not from Landlord, such compensation as may be separately awarded or recovered by Tenant in its own right for or on account of any and all damage to Tenant's business or to its improvements or fixtures, stock in trade or equipment, or expense caused to Tenant by the necessity of removing the foregoing items from the Premises, but in no event shall Tenant's compensation reduce the amount of compensation payable to Landlord.

          31.  Nonliability of Landlord.  Landlord shall not be liable for any
               ------------------------
damage either to person or property sustained by Tenant or by other persons due to the Building, or any part thereof, or any appurtenances thereof, becoming out of repair, or due to any act or neglect of any tenant or occupant of said Building, or of any other person. This provision shall apply especially (but not exclusively) to damage caused by water, steam, sewage, illuminating gas, sewer gas, utilities shortages or stoppages, odors or termites or the negligent accumulation of combustible materials, accessories and supplies, and shall apply equally whether such damage is caused by the act or neglect of other tenants, occupants or janitors of said Building, or of any other persons, and whether such damage is caused or occasioned by anything or circumstances above-mentioned or referred to, or by any other thing or circumstance, whether of a like or of a wholly different nature. If any such damage shall be caused by any act or neglect of Tenant, Landlord may, at its option, repair such damage, whether caused to the Building, or to tenants thereof; and Tenant shall thereupon reimburse Landlord for the total cost of such damage both to the Building and/or to the tenants thereof. Tenant further agrees that all personal property upon the Premises shall be at the sole risk of Tenant and that Landlord shall not be liable for any loss, injury or damage thereto or theft thereof.

          32.  Disposition of Fixtures on Surrender.  On the last day of the
               ------------------------------------
Term hereby demised or on sooner termination thereof as provided in this Lease, Tenant will peaceably and quietly leave and surrender and deliver up to Landlord possession of the Premises together with all other improvements upon or belonging to the same, by whomsoever made, in good repair, order and condition except as otherwise expressly provided herein and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises; provided, however, that if there is no default on the part of Tenant at the termination of this Lease, Tenant may remove all trade fixtures and equipment installed by Tenant on the express condition that Tenant replaces and repairs all damage to said Premises caused by or resulting from the removal of said trade fixtures and equipment.

          If Tenant shall fail to remove all effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time the same shall be in Landlord's possession, or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to payment of any amounts due under this Lease from Tenant to Landlord and for the expense incident to the removal and sale of said effects.

          33.  Liquidated Damages.  If Tenant shall, at the expiration or other
               ------------------
termination of this Lease, fail to yield up possession to Landlord, Landlord shall have the option to require Tenant to pay, and Tenant shall pay as liquidated damages for each day possession is withheld, an amount equal to double the amount of the daily rent computed on the thirty-day-month basis.

          34.  Holding Over.  Any holding over after the expiration of said
               ------------
Term, with the consent of Landlord, shall be construed to be a tenancy from month to month at the then current fair market rental for the Premises and shall otherwise be on the terms and conditions herein specified, so far as applicable.

          35.  Destruction of Premises.  In the event of a partial or total
               -----------------------
destruction of the Premises from any cause whatsoever, Landlord shall promptly cause the same to be rebuilt or repaired unless, in Landlord's sole discretion, Landlord determines that it would be uneconomical or impossible to rebuild or repair the same, in which event this Lease shall terminate as of the date of such destruction upon written notice given by Landlord to Tenant of its intention not to rebuild or repair, such notice to be given within sixty (60) days from the date of such destruction. In the event of such termination, Tenant shall forthwith surrender the Premises and shall be relieved of all liability accruing after the date of termination, and Landlord shall have no further liability or obligation hereunder. If such destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect and Landlord and Tenant waive the provisions of any law to the contrary. Landlord's obligations under this paragraph 35 shall in no event exceed the scope of the original construction of the Building of which the Premises are a part. Tenant agrees that during any period of reconstruction or repair of the Premises and/or said Building, Tenant shall continue the operation of Tenant's business in the Premises to the extent reasonably practicable from the standpoint of good business.

          36.  Abatement of Rent.  The monthly rent payable hereunder shall be
               -----------------
abated proportionately during any period in which, by reason of any damage or destruction of the Premises, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises; provided, however, that the foregoing abatement shall not apply to any interference caused by dust, noise, vibration or other similar disturbance caused by the construction of other tenant improvements during the initial lease-up period of the Building and during any change in tenancy of any premises within the Building, nor to any stoppage or shortage of utilities or services. Such abatement shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such work or repair and/or reconstruction as Landlord is obligated to do.

          37.  Security Deposit.  Tenant, contemporaneously with the execution
               ----------------
of this Lease, has deposited with Landlord the sum set forth in paragraph (F) of
Section I of this Lease, the receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by said Tenant to be kept and performed during the Term hereof. Said deposit may be commingled with other funds of Landlord.

          In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then at the option of Landlord, Landlord may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Landlord for all loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be so appropriated or so applied by Landlord for the payment of overdue rent or other sum due and payable by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant hereunder, said deposit shall be returned in full to Tenant at the end of the Term, or upon the earlier termination of this Lease.

          Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit; provided, however, that the purchaser shall agree to assume Landlord's obligations hereunder with respect to said deposit.

          38.  Nonwaiver.  The acceptance of rent by Landlord shall not be
               ---------
deemed a waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained, nor of Landlord's right to declare and enforce a forfeiture for any such breach, and failure of Landlord to insist upon strict performance of any term, covenant or condition herein shall not be construed as a waiver of any subsequent breach of the same nor of any other term, covenant or condition.

          The waiver by Landlord of any default or breach of any of the provisions, covenants or conditions hereof on the part of Tenant to be kept and performed shall not be a waiver of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein.

          39.  Default and Rights of Landlord on Default.  This Lease is made
               -----------------------------------------
upon the condition that, (a) if Tenant shall fail to pay said rent or any part thereof or any other charges hereunder when due, whether the same shall or shall not have been legally demanded, or (b) if Tenant shall fail to observe or perform any of the other covenants herein contained and on Tenant's part to be observed and performed, and such default shall continue for ten (10) days after written notice thereof has been given to Tenant, or (c) if Tenant shall become bankrupt or make an assignment for the benefit of creditors or abandon the Premises, or (d) if any mechanics' or materialmen's lien shall attach to the Premises or Landlord's or Tenant's estate or interest therein or (e) if this Lease or any estate or interest of Tenant hereunder shall be sold under any attachment or execution, Landlord may in any such event at once re-enter the Premises or any part thereof in the name of the whole and, upon or without such entry, at its option either continue this Lease in force or terminate this Lease. Landlord may expel and remove from the

Premises Tenant and any persons claiming by, through or under Tenant and their effects without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby, all without service of notice or legal process and without prejudice to any other remedy or right of action, including summary possession, which Landlord may have for arrears of rent or for the same or any preceding or other breach of contract. No act by Landlord shall terminate this Lease other than a written notice that Landlord has elected to terminate this Lease. During the period Tenant is in default, Landlord may enter the Premises and relet them or any part of them to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, attorneys' fees and like costs, and Tenant shall remain liable for any deficiency between the rents received by reason of such reletting and the rents due hereunder, which deficiency Tenant shall pay monthly as the same may accrue. If Landlord elects to cancel the Lease, Landlord shall have the right to recover from Tenant unpaid rent when due plus all damages resulting from Tenant's default, including all costs and attorneys' fees plus the worth of the rental of the balance of the Term over the reasonable rental value of the Premises for the remainder of the Term, which sum shall be immediately payable to Landlord by Tenant. Following any default, if Landlord shall bring an action for summary possession, then Tenant hereby agrees to submit irrevocably to the jurisdiction of the District Court of the First Circuit of the State of Hawaii and said District Court shall have the exclusive jurisdiction to decide Landlord's action for summary possession. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          Any property removed by Landlord may be stored in any public warehouse or elsewhere at the cost and for the account of Tenant, and Landlord shall not be responsible for the care or safekeeping thereof, and Tenant hereby waives any and all claims for loss, destruction, damage or injury which may be occasioned by any of the aforesaid acts.

          Upon the occurrence of a default under this Lease, if the Premises or any part thereof are then sublet under a sublease to which Landlord has consented, Landlord, in addition to any other remedies provided in this Lease or provided by law, may at its option collect directly from such sublessee all rents becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

          40.  Right to Issue a New Lease to a Third Party.  Should Landlord
               -------------------------------------------
elect to re-enter and take possession of the Premises, as hereinbefore provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease, or Landlord may from time to time without terminating this Lease make such alterations and repairs as may be necessary to grant another lease to a third party for the use of said Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such granting of a new lease all rent received by Landlord from said third party shall be applied, first, to the payment of any indebtedness other than rent due and unpaid hereunder from Tenant to Landlord; second, to the payment of any costs and expenses incurred in issuing a new lease, including brokerage fees, attorneys' fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rent received from said third party during any month is less than that required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord before the end of such month. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to

Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding the issuance of a new lease to a third party without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Premises for the remainder of the stated Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the rent for the unexpired Term shall be computed prorata upon the basis of the average aggregate rent paid or payable for the rental period of this Lease in which the default occurred.

          41.  Interest on Past Due Amounts.  Any amounts owing by Tenant to
               ----------------------------
Landlord under the terms of this Lease shall carry interest from the date the same become due until paid at the rate of one percent (1%) per month and said interest shall be considered as a part of the rental payable hereunder; provided, however, that nothing contained herein shall be construed as authorizing Tenant to make payments of all sums required hereunder in other than a timely fashion.

          42.  Late Charge.  Tenant acknowledges that late payment by Tenant to
               -----------
Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing accounting charges and late charges that may be imposed on Landlord by the terms of any note secured by any mortgage covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the rights and remedies available to Landlord.

          43.  Notice.  In every case where under the provisions of this Lease
               ------
it shall be necessary or desirable for Landlord to give to or serve upon Tenant any notice or demand, it shall be sufficient either (i) to deliver or cause to be delivered to Tenant a written or printed copy of such notice or demand; or
(ii) to send a written or printed copy of said notice or demand by mail, postage prepaid addressed to Tenant at the Premises; or (iii) to leave a written or printed copy of said notice or demand at the Premises, or to post the same upon the door leading into said Premises. All notices to be given to Landlord under this Lease shall be in writing and delivered in person or sent by registered or certified mail to Landlord at its offices at the address specified on the first page hereof, or to such other address as Landlord may designate in writing.

          44.  Waiver of Jury Trial and Counterclaims.  The parties hereto shall
               --------------------------------------
and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of rent or other charges payable by Tenant hereunder, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

          45.  Definitions.  As used herein the terms "Landlord" and "Tenant"
               -----------
shall include the respective parties and their heirs, legal and personal representatives, successors and assigns; the liability of Tenant, if more than one (1), shall be joint and several; pronouns wherever used herein should be construed to include the plural or singular or both; the use of any gender shall include all genders as the context may reasonably require; and each of the terms "or" and "and" has the meaning of the other or both where the subject matter, sense and connection require such construction.

          46.  Applicable Law.  This Lease shall be governed and construed in
               --------------
accordance with the laws of the State of Hawaii.

          47.  Binding Effect.  This Lease shall be binding upon and inure to
               --------------
the benefit of the parties hereto and their respective successors and permitted assigns.

          48.  Landlord's Consent.  Whenever consent or approval of Landlord is
               ------------------
required by the terms of this Lease, requests for consent or approval must be
made in writing.   Tenant will reimburse Landlord for reasonable architect's, engineer's and attorney's fees and other expenses actually incurred by Landlord in connection with the giving of each and every consent or approval required under this Lease; provided, however, that Landlord may without further reason withhold approval of any alterations, additions and improvements if the plans and specifications therefor are not acceptable to the architect or engineer (if any) retained by Landlord to review the same; and provided, further, Landlord may, as a condition of giving any consent to an assignment of this Lease or any interest herein or to a sublease of all or part of the Premises, require, in addition to the payment required under subparagraph 26(b) of this Section III, personal and complete financial information, personal guaranties, or other information relevant to the transaction for which consent is being sought. The remedy for any claim based upon unreasonable or unlawful withholding of consent or approval shall be limited to appropriate injunctive or declaratory relief. Neither party shall be liable for damages resulting from unreasonable or unlawful withholding of consent or approval but the prevailing party in any lawsuit seeking such declaratory or injunctive relief shall be entitled to an award of reasonable attorneys' fees and court costs.

          49.  Excuse of Landlord's Performance.  Anything in this Lease to the
               --------------------------------
contrary notwithstanding, providing such cause is not due to the willful act or gross neglect of Landlord, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if the same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through act of God or other cause beyond the control of Landlord.

          50.  Recordation.  Tenant agrees that neither this Lease nor any
               -----------
memorandum hereof shall be recorded.

          51.  Time of Essence.  Time and performance hereof are of the essence
               ---------------
of this Lease.

          52.  Renewal.  Landlord shall have no obligation to extend or renew
               -------
this Lease upon termination or to enter into another lease of the Premises with Tenant upon termination of this Lease. Upon termination of this Lease, Landlord may lease the Premises to whoever Landlord chooses for the operation therein of a business that is the same as or different from that operated by Tenant in the Premises.

          53.  Entire Agreement.  The provisions of this Lease constitute, and
               ----------------
are intended to constitute, the entire agreement between Landlord and Tenant.
No terms, conditions,
warranties, promises or undertakings of any nature whatever, express or implied, exist between Landlord and Tenant except as herein expressly set forth.

          54.  Sale By Landlord.  In the event of a sale or conveyance by
               ----------------
Landlord of the Building and the land of which the Premises are a part, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease, and the successor in interest of Landlord shall have the right, in its sole discretion, to change the name of the Building at any time. Except as is otherwise provided in this paragraph 54, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

          55.  Joint and Several Obligations.  In any case where this Lease is
               -----------------------------
signed by more than one (1) person, the obligations hereunder shall be joint and several.

          56.  Accord and Satisfaction.  No payments by Tenant or receipt by
               -----------------------
Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease.

          57.  Rules and Regulations.  Tenant shall comply with the rules and
               ---------------------
regulations attached hereto as Exhibit "C" and made a part hereof for all purposes and with such other and further reasonable rules and regulations as Landlord may prescribe which, in Landlord's sole judgment, are required for the reputation, safety, care or cleanliness of the building or the Premises, or the operations and maintenance thereof and the equipment therein, or for the comfort of Tenant and other tenants of the Building. On delivery of a copy of such amendments and additional rules and regulations to Tenant, Tenant shall thereafter comply with said rules and regulations, and a violation of any of said rules and regulations shall constitute a default by Tenant under this Lease. All such rules and regulations are of the essence hereof without which this Lease would not have been entered into by Landlord.

          58.  Landlord's Right to Relocate.  Landlord reserves the right to
               ----------------------------
relocate Tenant to a substantially equivalent area in the Building. In such event, the provisions of this Lease shall apply to the substitute premises to the same effect as if originally described in this Lease. For purposes of this paragraph 58, the term "substantially equivalent area" shall mean an area which is not more than ten percent (10%) larger or smaller than the floor area of the original Premises. Upon Landlord's request, Tenant shall immediately execute an appropriate amendment reflecting any such substitution.

          59.  Location of Common Areas; Changes to Common Areas; Additional
               -------------------------------------------------------------
Facilities.  Landlord shall have the right to make changes in the common areas
----------
and any part thereof including, without limitation, changes in the location and relocation of driveways, entrances, exits, vehicular parking spaces, the direction of flow of traffic, the setting apart of prohibited areas, the exclusion of employee parking therefrom as Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of the common areas, and in particular, the vehicular parking areas for the convenience of the suppliers, business invitees and customers of all tenants of the Building and removing areas from the common areas and improving the same for particular tenants. Notwithstanding the above, the foregoing is not intended to entitle Landlord to effect changes in the location of common areas which materially and adversely affect access to or visibility of the Premises, except temporarily during periods of construction. Landlord at all times during the Term shall have sole and exclusive jurisdiction and control of the common areas and each and every part thereof and may, at its option, at any time and from time to time exclude and restrain any person or persons from the use or occupancy thereof, excepting Tenant, its subtenants, licensees, concessionaires, suppliers, business invitees and customers. Nothing herein contained shall affect the right of Landlord at any time or from time to time to remove any unauthorized person or persons from said common areas or to restrain the use of any of said common areas by any unauthorized person or persons.

          Without limiting the generality of the foregoing, Landlord shall have the right to add additional parking, Office and retail areas (the "Facilities") to the Building by constructing such Facilities on adjacent property owned by Landlord. In the event that such additional Facilities are added to the Building, Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses shall be adjusted to take into account the additional Rentable Area of the Building, and the Operating Expenses and Common Office Expenses shall also take into account the addition of the Facilities to the Building; provided, however, that the cost of construction of such Facilities, the depreciation of such Facilities, and financing expenses related to the construction of such Facilities shall not be considered Operating Expenses or Common Office Expenses. Tenant agrees to accept the inconvenience of noise, dust and other disturbances from the construction of such Facilities; provided, however, that Landlord shall use reasonable efforts to minimize such inconvenience.

          60.  Guaranty.  If Tenant is a corporation, partnership or other
               --------
business entity, it is understood and acknowledged that Landlord would not have entered into this Lease, but for the delivery to Landlord of a guaranty of this Lease in the form attached hereto as Exhibit "D" and made a part hereof for all purposes, which is hereby incorporated by reference into and made a part of this Lease.

          61.  No Party Deemed Drafter.  The parties agree that neither party
               -----------------------
shall be deemed to be the drafter of this Lease and in the event this Lease is ever construed by a court of law, such court shall not construe this Lease or any provision hereof against either party as the drafter of this Lease.

                           END OF GENERAL CONDITIONS

                                  EXHIBIT "A"

           [Diagram Description: The floor plan of the 8th floor of The Commerce Tower at 1440 Kapiolani Boulevard, Honolulu, Hawaii.]

                                  EXHIBIT "B"

                       TENANT'S CONSTRUCTION OBLIGATIONS

          Construction and Improvements By Tenant
          ---------------------------------------

          A.   General Obligations of Tenant:  Tenant shall construct Tenant's
               -----------------------------
improvements in the Premises in compliance with paragraph 16 of Section III of the Lease and Section B of this Exhibit. Tenant shall also submit to Landlord a true copy of the construction contract(s) with Tenant's contractor(s) prior to the start of construction.

          B.  Interior Finishes:
              -----------------

              1.   Floor Coverings.  Standard floor covering shall be commercial
                   ---------------
quality carpet, and shall not be affixed to the floor in any manner except by a tack strip, paste or other materials which may be easily removed with water.
The use of cement or other similar adhesive materials is expressly prohibited. The method of affixing the floor covering to the floor shall be specified in the plans and specifications submitted to Landlord for Landlord's written approval. The expense of repairing any damage or removing any floor covering affixed to the Premises in violation of this provision, shall be borne by the Tenant. Requests for non-standard floor coverings shall be submitted to the Landlord for Landlord's written approval.

              2.   Base.  A base material (e.g., vinyl, wood) shall be used on
                   ----
all walls and partitions.

              3.   Interior Partitions.  Partitions shall be constructed of
                   -------------------
metal stud and drywall or other similar forms of construction material in accordance with the Uniform Building Code. Non-rated partitions are allowed within the Premises and shall be installed by Tenant in accordance with building standards established by Landlord. Request for non-standard interior partitions shall be submitted to Landlord for Landlord's written approval. Partitions meeting the interior face of the glazed external Building wall or column shall terminate only at the centerline of window mullions or columns. Tenant shall install, to the extent the same have not already been installed, the studs for all demising walls separating Tenant's premises from other premises on multi-tenant floors. Tenant will be responsible for one-half (1/2) of the cost of installing the studs for Tenant's demising walls or, if Tenant is only required to install the studs for one (1) demising wall, Tenant shall be responsible for the entire cost of installation of such studs.

              4.   Interior Doors.  Interior doors and frames within the
                   --------------
Premises shall be specified by Landlord, and purchased and installed by Tenant.

              5.   Finish Hardware.  Butt hinges, lock sets, latch sets and knob
                   ---------------
sets for interior doors within the Premises shall be specified by Landlord, and purchased and installed by Tenant.

              6.   Lighting Pattern.  Lighting pattern shall conform to the task
                   ----------------
lighting orientation and design as established by Landlord.

              7.   Office/Store Furniture and Fixtures.  All furniture and
                   -----------------------------------
fixtures exposed to public view must be new or fully reconditioned and suitable for use within a building of the location and character of the Building. Design of furniture, fixtures, equipment and interiors to allow for acceptable view through Tenant entries/storefronts shall be reviewed and approved by Landlord.

              8.   Concrete Floors.  Holes for electrical and telephone services
                   ---------------
or chases may be cut through concrete floor slabs only with the prior written approval of and under the direction of Landlord and Landlord's consultants. All floor penetrations shall be by core drilling only, and not by jack hammering. All floor penetrations shall be grouted with an expanding concrete grout to assure a water tight seal. Tenant shall be liable for any damage caused by the floor penetration to all space below during and after construction.

              9.   Concrete Walls.  Chases and holes shall not be cut in any
                   --------------
concrete wall or column without the prior written approval of and under the direction of Landlord and Landlord's consultants.

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

     RULES AND REGULATIONS:  These rules and regulations have been adopted for
     ---------------------
the purpose of insuring order and safety on the Property and to maintain the rights of Tenant and Landlord. Landlord reserves the right to modify, supplement or rescind any of these rules for the safety, care and cleanliness of the Property and for the preservation of good order therein. Landlord may waive any one (1) or more of these rules and regulations for the benefit of any particular Tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other Tenant or tenants, nor prevent Landlord from thereafter enforcing any such rules and regulations against any or all of the tenants of the Property. Each tenant shall be liable for injury or damage caused by the infraction of any of these rules by it, its employees, agents or invitees, and Landlord may repair such damage, charging the cost of the same to such tenant, which amount shall be added to rent due for the ensuing month. These rules and regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, these terms, covenants, agreements and conditions of any lease of premises on the Property.

     Access:  Office areas will be open from 7:00 a.m. to 6:00 p.m. weekdays and
     ------
8:00 a.m. to 1:00 p.m. Saturdays. On Sundays, holidays and after regular open hours, access to the office areas without proper and acceptable identification may be refused.

     Closing Premises:  Each Tenant shall see that his demised Premises are
     ----------------
securely locked and will exercise caution to insure that all water faucets and powered equipment are shut off before Tenant or Tenant's employees leave the Property, so as to prevent waste or damage.

     Common Rooms:  Rooms used in common by Tenant and Landlord, if any, shall
     ------------
be subject to regulations adopted by Landlord.

     Dedication - Prevention Of:  Landlord reserves the right to close off any
     --------------------------
and all of the plazas, promenades and sidewalks of the Property for twenty-four
(24) hours once every five (5) years to prevent dedication.

     Deliveries and Service Area:  Only hand trucks equipped with rubber tires
     ---------------------------
and sideguards will be permitted on the Property. All deliveries shall only be brought through the service entrance of the Property. All deliveries requiring exclusive use of an elevator shall be scheduled through the Management Office and in any event such use will not be permitted without the use of elevator protective padding and such use will not be permitted between the hours of 7:30 a.m. 8:30 a.m., 11:30 a.m.-1:30 p.m. and 3:30-5:00 p.m.

     Heavy Items:  All carrying in or out of freight, packages or bulky matter
     -----------
of any description must take place only during hours selected by Landlord and then only with prior notice to and approval by Landlord. No object beyond the rated capacity of elevators shall be brought on the Property. Landlord shall have the right to prescribe the location of heavy objects and if considered necessary, the means to distribute the weight thereof (to no more than fifty
(50) pounds per square foot unless written approval is granted by the Landlord). All costs incurred will be charged to Tenant. Any damage to the Property caused by any such Tenant or its contractor, delivery or moving service, will be repaired at such Tenant's expense.

     Directories:  The Tenant directories are provided for displaying the name
     -----------
and location of each Tenant. A charge will be made for the initial listing and for each name added to or other change to Tenant's name. The initial listing and all such additions or changes will require

Landlord's approval. Tenant shall provide Landlord with a written request for any additions or changes to the directory.

     Electrical Air-Conditioning Systems:  No Tenant shall alter the standard
     -----------------------------------
building lighting or air-conditioning system or install any special wiring or abnormal power consuming equipment without written approval of Landlord. If air-conditioning and/or power is used out of normal operating hours or there is abnormal consumption thereof, the tenant involved shall pay on demand a reasonable charge. The air-conditioning system will operate without additional charge to Tenant during regular open hours.

     After Hours Services:  Air conditioning service is available for Tenant
     --------------------
after normal open hours. Landlord shall make an extraordinary charge for the after-hours services which shall be based on the rate schedule or energy agreement in effect for such services or on the actual premium cost of providing such services, including the cost of labor and fringe benefits for required operating personnel, electricity at the per kilowatt hour rate applicable to the Property, water and sewerage at the posted rate, supplies and materials, if any, and any other direct premium costs associated with providing such services in situations where no rate schedule has been set or energy agreement has been entered into.

     Janitorial Service:  No one other than those approved in writing by
     ------------------
Landlord shall be permitted to perform any janitorial service on the Property. Janitorial service, if supplied by Landlord, shall not include shampooing or spotcleaning of carpets, cleaning of mini blinds, nor movement of furniture. Landlord shall not be responsible for any loss of or damage to any Tenant's property by the janitor, its employees or any other person performing janitorial services.

     Keys and Locks:  No locks other than those provided by Landlord shall be
     --------------
placed on any doors without the written consent of the Landlord. Two (2) keys per lock will be furnished to Tenant by Landlord. Lock cylinders and keys shall be changed by Landlord at Tenant's expense upon receipt of written request from Tenant. All keys will be surrendered upon termination of Lease. Janitors and contract cleaners will be provided with a passkey to Tenant's premises unless Tenant declines in writing and thereby understands that Landlord will not be responsible for providing janitorial services and emergency access to that demised area. All requests for duplication of keys will be submitted to the building manager.

     Obstruction of Common Area:  All common areas will be used only for ingress
     --------------------------
and egress to the demised premises. Landlord retains the right to control and prevent access onto the property by any and all persons other than those persons having a legal right to ingress and egress from the demised premises. Only persons authorized by Landlord will be permitted in areas housing mechanical, electrical or equipment of any kind, or the roof.

     Animals:  No animals or pets are allowed on the Property or in the demised
     -------
premises at any time, except for Seeing Eye dogs.

     Bicycles, Mopeds and Motorcycles:  Bicycles, mopeds and motorcycles are to
     --------------------------------
be parked only in those areas so designated within the parking garage structure.

     Removal of Property:  Each Tenant shall deliver a list of any fixtures or
     -------------------
improvements in the premises which the Tenant desires to remove from the Property, and the list must be approved in writing by the Landlord before any such fixture or improvements is removed.

     Repairs/Alterations/Additions to Premises:  Prior to commencement of
     -----------------------------------------
construction for any repair, alterations or additions to the Premises, Tenant shall submit to Landlord in writing for Landlord's written approval the following: 1) Work Description; 2) Work Schedule; 3) Names of Architect, General Contractor and any Sub-Contractors; 4) Working Drawings and

Specifications; 5) Copy of Performance Bond and Insurance Certificate (by Contractor); and 7) Copy of Completion Bond (by Tenant). Tenant shall also provide Landlord with lien releases upon request. Only contractors approved by Landlord shall be permitted to carry out any repairs, alterations or additions within the Premises and/or on the Property.

     Maintenance Requests:  The requirements of a Tenant will be attended to
     --------------------
only upon application by such Tenant to Landlord. Landlord's employees will not perform any work outside of regular duties unless under special instructions from the Landlord or its authorized agent.

     Window Displays:  Tenant will not use any method or type of display or
     ---------------
window advertising without Landlord's prior written approval which shall only be given if the proposals are considered by Landlord to be consistent with the character of the Property.

     Signs, Screens and Awnings:  No notice or advertisement visible from the
     --------------------------
exterior of the Property or premises will be permitted without prior written approval of Landlord. All graphics, curtains, blinds, shades or screens visible from the exterior of the Property or any premises demised, where permitted, shall conform to the standards as specified by Landlord from time to time. In the event of the violation of this rule by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred thereby to the Tenant involved.

     Holidays:  The following holidays shall be observed by the Property.  The
     --------
Property will be secured, a security officer will be on duty, and air conditioning and other services will not be provided on such days.

                    New Year's Day
                    Memorial Day
                    Independence Day
                    Labor Day
                    Thanksgiving Day
                    Christmas Day

     The above listed holidays may be changed from time to time and the designated holidays shall be based on the predominant practice in the business community as determined by Landlord.

     Solicitors:  Landlord reserves the right to eject from the Property, any
     ----------
solicitors, canvassers or peddlers and any other class of persons who, in the judgment of Landlord, are annoying or interfering with any of Tenant's or Landlord's operations or who are otherwise undesirable. Canvassing, peddling, soliciting and distribution of any written materials on the Property are prohibited and each Tenant shall cooperate to prevent the same.

     Trash:  Each Tenant shall store all its trash and garbage for removal by
     -----
janitors within the interior of its demised premises. No material, rubbish or debris shall be placed in trash boxes or receptacles if such materials are of such nature as to emit an offensive odor or be in violation of any law or ordinance governing disposal of same. All Tenant construction debris shall be removed from Premises and the Property by Tenant, its contractors or its employees.

     Use:  Except with prior written consent of Landlord, no Tenant shall
     ---
conduct any business other than that specifically provided for in its lease. No Tenant shall permit its demised premises to be used in a manner offensive or objectionable to the other Tenants or Landlord. No cooking shall be done or permitted in the Premises nor shall Tenant cause or permit any unusual or objectionable odors to be produced upon or permeate from its Premises. No Tenant shall at any time bring, allow or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance in such quantities as may endanger or imperil the demised premises or any other premises or the property or lives of other persons. No Tenant shall make or permit to be made any unreasonable vibration, unseemly noise or disturb or interfere with occupants of this or adjoining buildings or premises or those having business with them whether by the use of any business machines and other equipment, musical instruments, radio or television sets, phonographs, signing or the making of any disturbing sounds. The Premises shall not be used for lodging or sleeping.

     Violations:  Landlord shall not be responsible to any Tenant for the non-
     ----------
observance or violation of any rules and regulations by any other Tenant or other person. Tenant shall be deemed to have read these rules and regulations and to have agreed to abide by them as a condition to its occupancy of the space leased.

     Washrooms:  The lavatory facilities and other water apparatus shall not be
     ---------
used for any purpose other than that for which they were constructed. The expense to repair any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant whose employees or visitors shall have caused the expense.

     Water:  Water will be supplied by the Landlord for drinking and toilet
     -----
purposes only.

     Windows and Doors:  No windows, glass doors or any other light sources that
     -----------------
reflect into the lobbies or other places of the Property shall be obstructed or covered except in a manner approved in writing by Landlord.

                          END OF RULES AND REGULATIONS

                                  EXHIBIT "D"

                            [Intentionally Omitted]

                    AMENDMENT OF COMMERCE TOWER OFFICE LEASE
                             (CHEAP TICKETS, INC.)

          This AMENDMENT OF COMMERCE TOWER OFFICE LEASE is made this 14th day of June, 1996 by and between TOSEI PROPERTIES, INC., a Hawaii corporation, whose principal place of business and post office address is at 1440 Kapiolani Boulevard, Suite 1000, Honolulu, Hawaii 96813 ("Landlord") and CHEAP TICKETS, INC., a Hawaii corporation, whose principal place of business and post office address is at 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96813 ("Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Tenant and Landlord herein entered into an unrecorded Commerce Tower Office Lease dated July 2, 1995 (the "Lease"), covering office space identified as Suite No. 800 consisting of approximately ten thousand one hundred fifty-eight (10,158) rentable square feet of floor area (the "Original Premises") located on the eighth floor of the building known as The Commerce Tower (the "Building");

          WHEREAS, Landlord and Tenant are desirous of providing for the rental to Tenant of additional premises in the spaces identified as Suite Nos. 810, 825 and 828 and consisting of approximately one thousand sixty-eight (1,068) rentable square feet (the "810 Additional Premises"), eight hundred sixty-five
(865) rentable square feet (the "825 Additional Premises") and one thousand two hundred two (1,202) rentable square feet (the "828 Additional Premises" and, collectively with the "810 Additional Premises" and the "828 Additional Premises," the "Additional Premises");

          NOW, THEREFORE, in consideration of the premises, and in consideration of the covenants and conditions contained herein, Landlord and Tenant hereby agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

          2. Additional Premises. (a) For the period commencing from and after the Effective Date hereinafter defined and ending on the Termination Date provided for in the Lease, Landlord does hereby demise and lease the Additional Premises unto Tenant, and Tenant does hereby lease and hire the Additional Premises from Landlord. For purposes of this Amendment, the Effective Date shall be the date on which Landlord relocates the existing tenants from the 825 Additional Premises and the 828 Additional Premises and completes building standard "turn-key" improvements for all of the Additional Premises built to the same standard as Tenant's existing premises.

          Subject to subparagraph 2(b) below, the Additional Premises shall, from and after the Effective Date, be added to the Premises demised under the Lease, shall be leased by Landlord to Tenant for a term commencing on the Effective Date and ending on the Termination Date, and shall be subject to all of the terms, covenants and provisions of the Lease, except as is expressly provided for herein.

          (b) Anything herein to the contrary notwithstanding, Landlord and Tenant agree as follows with respect to the lease of the Additional Premises:

               (1) The lease by Landlord to Tenant of the Additional Premises is expressly made contingent on Landlord reaching an agreement satisfactory to Landlord for the relocation of the existing tenants from the 825 Additional Premises and the 828 Additional Premises to comparable premises in the Building.

               (2) If, on or before the expiration of sixty (60) days from the execution of this Amendment by Landlord and Tenant, Landlord fails to agree with the existing tenants on the terms and conditions for relocation of such tenants from the 825 Additional Premises and the 828 Additional Premises, neither Landlord nor Tenant shall have any obligation with respect to the lease of the Additional Premises hereunder.

               (3) Landlord shall make reasonable efforts to reach satisfactory agreements with the existing tenants of the 825 Additional Premises and the 828 Additional Premises.

          3. Monthly Rent for Additional Premises. Monthly Base Rent for the Additional Premises from and after the Effective Date shall be $3,009.60 per month.

          4. Operating Expenses and Common Office Expenses. Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses with respect to the Additional Premises shall be 2.5425% and 2.7768%, respectively.

          On the Effective Date, Tenant's Pro Rata Share of Operating Expenses and Tenant's Proportionate Share of Common Office Expenses under the Lease shall be increased by the applicable percentages set forth above.

          5. Conveyance Tax; General Excise Tax. Tenant shall, pursuant to paragraph 6 of Section III. of the Lease, be responsible for the payment of any conveyance tax imposed by the State of Hawaii with respect to the Additional Premises provided for herein and shall also be responsible for the Hawaii general excise tax and all other similar gross receipts taxes payable under said paragraph 6.

          6. Security Deposit. Tenant shall deposit, on each applicable Effective Date, $6,014.85 as a security deposit for the Additional Premises.

          7.    Option to Renew; First Opportunity to Lease.  The provisions of
(J)(2) ("Option to Renew") of Section I. of the Lease shall, on the demise of each Additional Premises to Tenant, also be applicable to such Additional Premises. The provisions of (J)(3) ("First Opportunity to Lease") of Section I. of the Lease shall, on the demise of the Additional Premises, be deleted from the Lease.

          8. Parking Stalls. For the period commencing from and after the Effective Date herein defined and ending on the Termination Date provided for in the Lease, Landlord and Tenant hereby agree that Paragraph (I) of Section I. of the Lease is hereby amended in its entirety to read as follows:

               (I)  Number of parking stalls for automobiles to be rented to
                    Tenant: Three (3) reserved and twenty-three (23) unreserved stalls for a total of twenty-six (26) parking stalls at prevailing rates.

                    Two (2) of the three (3) reserved parking stalls shall be free for the original term of this Lease.

                    Landlord shall make additional parking stalls available for rental by Tenant at the Landlord's prevailing rates if additional parking stalls are required by Tenant.

          9. Ratification of Lease. Except as further modified hereunder, said Lease is hereby ratified, confirmed and approved and shall remain in full force and effect.

          10. Counterparts. This Amendment of Commerce Tower Office Lease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Amendment of Commerce Tower Office Lease may contain more than one counterpart of the signature page and this Amendment of Commerce Tower Office Lease may be executed by the affixing of the signatures of each of the parties to one of such counterpart signature pages; and all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Commerce Tower Office Lease (Cheap Tickets, Inc.) on the day and year first above written.

                                    TOSEI PROPERTIES, INC.,
                                    a Hawaii corporation

                                    By     /s/  Shigeo Hone
                                           -----------------------------------
                                    Name:  Shigeo Hone
                                           -----------------------------------
                                    Title: Attorney-in-Fact
                                           -----------------------------------
                                                                      Landlord

                                    CHEAP TICKETS, INC.,
                                    a Hawaii corporation

                                    By     /s/  Tammy Ishibashi
                                           -----------------------------------
                                    Name:  Tammy Ishibashi
                                           -----------------------------------
                                    Title: Treasurer
                                           -----------------------------------
                                                                        Tenant

                SECOND AMENDMENT OF COMMERCE TOWER OFFICE LEASE
                             (CHEAP TICKETS, INC.)

     This SECOND AMENDMENT OF LEASE is made this 9th day of October, 1997, by and between TOSEI PROPERTIES, INC., a Hawaii corporation, whose principal place of business and post office address is at 1440 Kapiolani Boulevard, Suite 1000, Honolulu, Hawaii 96814 ("Landlord") and CHEAP TICKETS, INC., a Hawaii corporation, whose principal place of business and post office address is at 1440 Kapiolani Boulevard, Suite 800, Honolulu, Hawaii 96814 ("Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Tenant and Landlord herein entered into an unrecorded Commerce Tower Office Lease, dated July 02, 1995 (the "Lease"), as amended by Amendment Of Lease dated June 14, 1996, covering certain premises (the "Original Premises" and "Additional Premises), located in the building known as The Commerce Tower (the "Building"); and

     WHEREAS, the parties hereto are desirous of further amending the Lease for the rental to Tenant of additional premises more particularly described herein;

     NOW, THEREFORE, in consideration of the premises, and in consideration of the covenants contained herein, Landlord and Tenant hereby agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease.

     2. 1225 Additional Premises. Suite 1225. For the period commencing from and after the date on which this Second Amendment of Commerce Tower Office Lease is fully executed (hereinafter referred to as the "Suite 1225 Commencement Date") and ending on the Termination Date provided for in the Lease, Landlord does hereby demise and lease unto Tenant, and Tenant does hereby lease and hire from Landlord, Suite 1225, consisting of approximately three thousand eighty-eight (3,088) rentable square feet of floor area on the twelfth (12th) floor, as indicated on the floor plan attached hereto as Exhibit "A", and made a part hereof for all purposes (hereinafter referred to as the " 1225 Additional Premises"). The 1225 Additional Premises shall, from and after the Suite 1225 Commencement Date, be added to the premises demised under the Lease and shall be subject to all of the terms, covenants and provisions of the Lease, except as is expressly provided for herein.

     3. Monthly Base Rent for Additional Premises. For the period commencing from and after the Suite 1225 Commencement Date and up to and including the Termination Date, Tenant agrees to pay to Landlord, as Monthly Base Rent for 1225 Additional Premises, the sum of THREE THOUSAND ONE HUNDRED EIGHTEEN AND 88/100 DOLLARS ($3,118.88).

     4.   Operating Expenses and Common Office Expenses.

          A. Tenant's Pro Rata Share of Operating Expenses (as that term is defined in the Lease) with respect to the 1225 Additional Premises, subject to modification as provided in Paragraph 9 of
               Section III of the Lease, is two and five thousand twenty-six ten thousandths percent (2.5026%). Tenant shall pay with respect to the 1225 Additional Premises, Tenant's share of estimated monthly Operating Expenses in the sum of ONE THOUSAND NINE HUNDRED SEVENTY-TWO AND 97/100 DOLLARS ($1,972.97) for the building fiscal year ending April 30, 1998.

          B. Tenant's Pro Rata Share of Common Office Expenses (as that term is defined in the Lease) with respect to the 1225 Additional Premises, subject to modification in Paragraph 9 of Section III of the Lease, is two and seven thousand three hundred thirty-eight ten thousandths percent (2.7338%). Tenant shall also pay, with respect to the 1225 Additional Premises, Tenant's share of estimated monthly Common Office Expenses in the sum of EIGHT HUNDRED SIXTY-TWO AND 30/100 DOLLARS ($862.30) for the building fiscal year ending April 30, 1998.

     5. Rent Abatement. For the period from the Suite 1225 Commencement Date through February 28, 1998, the payment of Monthly Base Rent, Operating Expenses and Common Office Expenses due in connection to 1225 Additional Premises shall be abated.

     6. Security Deposit. Tenant shall deposit $6,202.20 as a security deposit for the 1225 Additional Premises.

     7. General Excise Tax. Tenant shall also pay to Landlord as additional rent, together with each payment of rental, real property taxes and other charges payable by Tenant under the Lease with respect to the 1225 Additional Premises, all amounts payable with respect to general excise taxes, as provided in Paragraph 6 of Section III of the Lease.

     8. Option to Renew; First Opportunity to Lease. The provisions of (J)(2) ("Option to Renew") of Section I. of the Lease shall also be applicable to the 1225 Additional Premises. If at any time during the term of this Lease, any of the remaining spaces on the twelfth (12') floor of the Building become available for lease, Landlord shall give written notice to Tenant of the availability of such space for lease and Tenant will have five (5) business days to submit a written proposal to Landlord to lease said premises.

     9. Tenant Improvements. 1225 Additional Premises shall be leased in "as-is" condition and all the improvements to be made to 1225 Additional Premises shall be the sole responsibility of Tenant subject to Landlord's approval of the plans and specifications of the improvements.

     10. Temporary Space. If deemed necessary, the Landlord shall permit Tenant to occupy suite 1120 until suite 1225 is reasonably ready for occupancy or November 30, 1997, whichever shall occur first. Tenant shall pay no gross rent for suite 1120 during this temporary occupancy of said suite. Tenant may occupy suite 1120 upon the full signature of the Second Amendment of Commerce Tower Office Lease and Landlord's receipt of the Security Deposit and Certificate of Insurance required under the Lease. Landlord reserves the right to show suite 1120 to prospective tenants during Tenant's temporary occupancy.

     11. Parking Stalls. For the period commencing from and after the Suite 1225 Commencement Date herein defined and ending on the Termination Date provided for in the Lease, Landlord and Tenant hereby agree that Paragraph (I) of Section I. of the Lease is hereby amended in its entirety to read as follows:

          (I)  Number of parking stalls for automobiles to be rented to Tenant:
               Three (3) reserved and twenty-nine (29) unreserved stalls for a total of thirty-two (32) parking stalls at prevailing rates.

               Two (2) of the three (3) reserved parking stalls shall be free for the original term of this Lease.

               Landlord shall make additional parking stalls available for rental by Tenant at the Landlord's prevailing rates if additional parking stalls are required by Tenant.

     12. Ratification of Lease. Except as set forth herein, the Lease shall continue in full force and effect in accordance with its terms with respect to the remaining property under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed these presents on the day and year first above written.

                              TOSEI PROPERTIES, INC.

                              a Hawaii corporation

                              By:  /s/  Shigeo Hone
                                   ------------------------------------------
                                   Shigeo Hone

                                                                   "Landlord"

                              CHEAP TICKETS, INC.

                              a Hawaii corporation

                              By:   /s/ Michael J. Hartley
                                    -----------------------------------------
                                    Its

                                                                     "Tenant"

                                  EXHIBIT "A"
                                  -----------

                                   FLOOR PLAN

           [Diagram Description: The floor plan of the 12th floor of The Commerce Tower at 1440 Kapiolani Boulevard, Honolulu, Hawaii.]